UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 17, 2009

HQ SUSTAINABLE MARITIME INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33473	62-1407522
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Melbourne Towers, 1511 Third Avenue, Suite 788, Seattle, WA

(Address of principal executive offices)

98101

(Zip Code)

206-621-9888

Registrant’s telephone number, including area code

N/A

(Former name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “we”, “us”, “our”, “our company”, “Company” or “HQS” refer to HQ Sustainable Maritime Industries, Inc., a Delaware corporation.

ITEM 8.01.	Other Events

On August 17, 2009, the Company issued its press release announcing that the construction of the Company’s new feed mill has been completed and that the mill is now fully operational (the “Press Release”). A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated August 17, 2009 of HQ Sustainable Maritime Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2009

HQ SUSTAINABLE MARITIME INDUSTRIES, INC.

By:	/s/ Norbert Sporns
Name:	Norbert Sporns
Title:	Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated August 17, 2009 of HQ Sustainable Maritime Industries, Inc.

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